Neiman Large Value Still Top Rated!

★★★★★

Neiman Large Cap Value Fund (NEIMX)
has the following Morningstar™ ratings, as of 1/31/2009:

3-Year:	Return - High	Risk - Low	★★★★★ **5 Stars**
5-Year:	Return - High	Risk - Low	★★★★★ **5 Stars**
10-Year:	Return - High	Risk - Low	**Not Rated**
Overall:	Return - High	Risk - Low	★★★★★ **5 Stars**

Neiman Large Cap Value Fund (NEIMX) was ranked #1 out of 1,144 mutual funds in the Large-Cap Value category for 3-Year total return (annualized), as reported on Morningstar™ Fund Quickrank, data through 2/6/2009.*

NEIMX is available to **advisors and their clients** as a no-load, no transaction fee offering at **TD Ameritrade**, and continues to be available at both **Fidelity** and **Schwab**.

To see Morningstar™ fund ratings for NEIMX, **click here**.

To see Morningstar™ Fund Quickrank information, **click here**, then use pull down menus to select U.S. Stock Funds and Large-Cap Value category, and 3-year annualized ranking field.

Our Portfolio Managers are available as Sub-Advisors to assist advisors and their clients in the management of their portfolios - using the same style as our mutual fund.

To contact our Portfolio Managers, email neiman@neimanfunds.com or call Harvey Neiman at 858-759-4223 or Dan Neiman at 858-488-3839.

Visit www.neimanfunds.com for more information.

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*For funds with at least a three-year history, Morningstar™ calculates a Morningstar™ Rating™ based on a Morningstar™ Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance compared to (19.29%) for the Standard & Poors 500 Index™ total return during the same period. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. An overall rating for a fund is derived from a weighted average of the performance figures associated with its 3-, 5-, and 10-year (if applicable) Morningstar™ Rating Metrics as of the date stated. As of 1/31/09 the number of funds in the Large Value category tracked by Morningstar™ was 1177 for the 3 year period and Overall Ranking and 955 for the 5 year period. Performance would have been lower if fees had not been waived. As of 8/31/08 the fund did not have a 10 year rating.*Neiman Large Cap Value Fund (NEIMX) was ranked #5 out of 1,374 mutual funds in the Large-Cap Value category for 1-Year total return and #8 out of 939 mutual funds in the Large-Cap Value category for 5-Year total return (annualized), as reported on Morningstar™ Fund Quickrank, data through 2/6/2009.*

Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. You may obtain performance data current to the most recent month-end by calling toll free (877) 385-2720. Investors should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the Fund. You may obtain a prospectus on this website or by calling toll free (877) 385-2720. The prospectus should be read carefully before investing.
